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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): April 29, 2003
                                (April 23, 2003)


                         GUNDLE/SLT ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       1-9307                   22-2731074
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

                                19103 Gundle Road
                              Houston, Texas 77073
              (Address of Registrant's principal executive offices)

                                 (281) 443-8564
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1 - Gundle/SLT Environmental, Inc. Press Release dated April 23, 2003 (previously furnished on April 23, 2003).


Item 9. Regulation FD Disclosure

     On April 23, 2003, Gundle/SLT Environmental, Inc. (the "Company") issued a press release announcing operating results for the quarter ended March 31, 2003. Management believes the disclosure of the $1.1 million first quarter 2002 loss, which excludes extraordinary gain ($24.6 million after tax), relocation costs ($528,000 after tax) and loss on retirement of debt ($741,000 after tax), in the press release is useful information for comparing the Company's year to year results because the excluded amounts were material and did not occur, except for an immaterial amount of relocation costs, in the first quarter of 2003.


     A copy of the press release was furnished as an exhibit to the Company's April 23, 2003 Form 8-K pursuant to Item 12 of Form 8-K, and this amendment to such Form 8-K is being furnished pursuant to Item 12 of Form 8-K. The press release and this amendment were and are provided under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.



                            [Signature page follows]


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DATED this 29th day of April, 2003.

                                    GUNDLE/SLT ENVIRONMENTAL, INC.



                                    By: /s/ ROGER J. KLATT
                                        ----------------------------------------
                                            Roger J. Klatt,
                                            Executive Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit

99.1    --        Gundle/SLT Environmental, Inc. Press Release dated April 23,
                  2003 (previously furnished on April 23, 2003).

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